SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    UNITED STATES                    33-95714                      22-2716130
    United States                    33-99442-01                   22-2716130
    -------------                    -----------                   ----------
   (State or other                  (Commission               (I.R.S. Employer
   Jurisdiction of                 File Number)             Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

ITEM 5. OTHER EVENTS
        The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits
        28.1 Series 1995-1 Monthly Servicing Certificate - July 31, 1999
        28.2 Monthly Series 1995-1 Certificateholders' Statement - July 31, 1999
        28.3 Series 1999-1 Monthly Servicing Certificate - July 31, 1999
        28.4 Monthly Series 1999-1 Certificateholders' Statement - July 31, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



   Dated: August 23, 1999                            By:  Donald K. Truslow
                                                     Title: Comptroller

                                INDEX TO EXHIBITS

                                                                            SEQUENTIALLY
Exhibit                                                                        NUMBERED
Number                              Exhibit                                     PAGES
------                              -------                                     -----
 28.1   Series 1995-1 Monthly Servicing Certificate - July 31, 1999             1-7
 28.2   Monthly Series 1995-1 Certificateholders' Statement - July 31, 1999     1-10
 28.3   Series 1999-1 Monthly Servicing Certificate - July 31, 1999             1-7
 28.4   Monthly Series 1999-1 Certificateholders' Statement - July 31, 1999     1-10